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                                                                     EXHIBIT 23

                          CONSENT OF COMPANY COUNSEL

    I hereby consent to the incorporation by reference in Solutia Inc.'s Registration Statements on Form S-8 (Nos. 333-34561, 333-34587, 333-34589,
333-34591, 333-34593, 333-34683, and 333-35689) of the reference to Solutia's counsel in Note 6 to the Notes to Financial Statements in Solutia's Form 10-Q Report for the quarter ended June 30, 1997. In giving this consent I do not thereby admit that I am within the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                          KARL R. BARNICKOL
                                          General Counsel
                                          Solutia Inc.

Saint Louis, Missouri
September 26, 1997

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